UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 1, 2010
Date of Report (Date of earliest event reported)
Ready Mix, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-32440	86-0830443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4602 East Thomas Road, Phoenix, Arizona	85018
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 957-2722
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     On April 1, 2010, Ready Mix, Inc. (the “Company”), completed the sale of substantially all of its assets constituting its ready-mix concrete business to Skanon Investments, Inc. and certain acquisition entities designated by Skanon (together, “Skanon”) for a purchase price of $9.75 million in cash (the “Asset Sale”), as contemplated by that certain Asset Purchase Agreement, dated as of January 29, 2010 between the Company and Skanon (the “Purchase Agreement”). The Purchase Agreement is attached as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on February 1, 2010.
ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     In connection with the Asset Sale, the Company and Skanon entered into a letter agreement dated April 1, 2010 (the “Letter Agreement”). Under the terms of the Letter Agreement the Company and Skanon agreed to certain matters related to the Asset Sale including: (i) the procedures pursuant to which the Company will, on behalf of Skanon, auction certain equipment located in Moapa, Nevada as contemplated in Section 2.4 of the Purchase Agreement; (ii) the acquisition of the Company’s batch plant facility located near Las Vegas, Nevada by Skanon for $125,000 cash, paid to the Company on April 1, 2010, in lieu of Skanon’s assumption of the Company’s lease of this batch plant as contemplated in Section 2.3 of the Purchase Agreement; (iii) that the value of the income tax receivable referenced in Sections 2.1(f) and 2.2.9 of the Purchase Agreement payable to Buyer will equal, but not exceed, $1,107,000; and (iv) the sublease of a specified equipment lease to Skanon in lieu of an assignment of this equipment lease to Skanon as contemplated in Section 2.3 of the Purchase Agreement.
ITEM 2.01 — COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
     On April 1, 2010, the Company completed the sale of substantially all of its assets constituting its ready-mix concrete business to Skanon for a purchase price of $9.75 million in cash. Skanon also assumed certain of the Company’s liabilities specified in the Purchase Agreement.
     A copy of the press release issued by the Company with respect to this matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     In connection with the completion of the Asset Sale, on April 1, 2010, Mr. Robert A. De Ruiter was terminated as the President of the Company. Following this termination, on April 2, 2010, Kenneth D. Nelson was appointed as the Company’s new President.

     Kenneth D. Nelson, who is 52 years old, has been an executive officer and a director of the Company since inception in 1996 and has been involved in the financial reporting and operations management areas of the construction industry since 1982. Mr. Nelson has served as an executive officer of Meadow Valley Corporation and is currently its Chief Administrative Officer. He earned a Bachelors of Science Degree in Business Administration from Arizona State University in 1984.
ITEM 5.03 — AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.
     In connection with the completion of the Asset Sale, the Company’s articles of incorporation were amended to change the name of the Company to “RMX Holdings, Inc.” A copy of the amendment to the articles of incorporation of the Company is attached as Exhibit 3.1 hereto and is incorporated herein by reference.
ITEM 8.01 — OTHER EVENTS
     On April 2, 2010, the Company issued a press release announcing the completion of the Asset Sale. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Note Regarding Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, including, among others, statements regarding the evaluation of strategic options, any transaction, including the timing or effects thereof, change in or continuation of current business plan, increase in stockholder value, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: results of the Board’s evaluation of strategic options; the ability to obtain Board and stockholder approvals of any proposed transaction; customary conditions to the closing of any proposed transaction; national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; acquisition and location development risks; potential environmental and other liabilities; other factors affecting the construction industry generally; and other factors discussed under Item IA (Risk Factors) in the Company’s Form 10-K for the year ended December 31, 2009. The Company assumes no duty to update these statements unless otherwise required by applicable law.

     Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits
     The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation of the Company

99.1	Press Release dated April 2, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: April 2, 2010

READY MIX, INC.
By:	/s/ David D. Doty
David D. Doty,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation of the Company

99.1	Press Release dated April 2, 2010